UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  June 27, 2005

                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2005-NC2 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-120575-28
Pooling and Servicing Agreement)      (Commission         54-2175618
(State or other                       File Number)        54-2175619
jurisdiction                                              54-2175620
of Incorporation)                                         IRS EIN



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On June 27, 2005 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2005-NC2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates,
                                        Series 2005-NC2 Trust, relating to the
                                        June 27, 2005 distribution.

           EX-99.2                     Risk Management Group Credit Risk Manager


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2005-NC2 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Trustee
              By:   /s/   Beth Belfield as Officer
              By:    Beth Belfield as Officer

              Date:  6/28/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2005-NC2 Trust, relating to the June 27, 2005 distribution.

EX-99.2                   Risk Management Group Credit Risk Manager


                   EX-99.1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates


Record Date:             5/31/2005
Distribution Date:       6/27/2005


Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series SASCO 2005-NC2


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                        Certificateholder Distribution Summary

                                           Certificate         Certificate            Beginning
                                                 Class        Pass-Through          Certificate             Interest
Class                  CUSIP                Description                Rate              Balance         Distribution

A1                       86359DCE5                  SEN            3.37000%       320,215,000.00           989,197.50
A2                       86359DCF2                  SEN            3.41000%        80,054,000.00           250,235.46
A3                       86359DCG0                  SEN            3.18000%       192,779,000.00           561,950.79
A4                       86359DCH8                  SEN            3.32000%       220,328,000.00           670,531.55
M1                       86359DCM7                  MEZ            3.46000%        24,692,000.00            78,314.79
M2                       86359DCN5                  MEZ            3.50000%         7,747,000.00            24,854.96
M3                       86359DCP0                  MEZ            3.52000%        24,208,000.00            78,111.15
M4                       86359DCQ8                  MEZ            3.56000%        16,945,000.00            55,297.18
M5                       86359DCR6                  MEZ            3.71000%        14,525,000.00            49,397.10
M6                       86359DCS4                  MEZ            3.74000%        13,556,000.00            46,474.49
M7                       86359DCT2                  MEZ            3.79000%         9,683,000.00            33,640.36
M8                       86359DCU9                  MEZ            4.29000%         9,683,000.00            38,078.40
M9                       86359DCV7                  MEZ            4.39000%         9,683,000.00            38,966.01
M10                      86359DCW5                  MEZ            4.79000%         9,683,000.00            42,516.44
B                        86359DCX3                  SUB            5.59000%         9,683,000.00            49,617.31
X                        SAC05NC2X                  SEN            0.00000%                 0.00         2,095,085.49
P                        SAC05NC2P                  SEN            0.00000%               100.00           132,155.97
R                        SAC5NC2R1                  RES            0.00000%                 0.00                 0.00

Totals                                                                            963,464,100.00         5,234,424.95

                                   Certificateholder Distribution Summary (continued)

                                                 Current              Ending                               Cumulative
                          Principal             Realized         Certificate                Total            Realized
Class                   Distribution                 Loss             Balance         Distribution              Losses

A1                      3,676,636.15                 0.00      316,538,363.85         4,665,833.65                0.00
A2                        919,161.91                 0.00       79,134,838.09         1,169,397.37                0.00
A3                      6,357,963.44                 0.00      186,421,036.56         6,919,914.23                0.00
A4                              0.00                 0.00      220,328,000.00           670,531.55                0.00
M1                              0.00                 0.00       24,692,000.00            78,314.79                0.00
M2                              0.00                 0.00        7,747,000.00            24,854.96                0.00
M3                              0.00                 0.00       24,208,000.00            78,111.15                0.00
M4                              0.00                 0.00       16,945,000.00            55,297.18                0.00
M5                              0.00                 0.00       14,525,000.00            49,397.10                0.00
M6                              0.00                 0.00       13,556,000.00            46,474.49                0.00
M7                              0.00                 0.00        9,683,000.00            33,640.36                0.00
M8                              0.00                 0.00        9,683,000.00            38,078.40                0.00
M9                              0.00                 0.00        9,683,000.00            38,966.01                0.00
M10                             0.00                 0.00        9,683,000.00            42,516.44                0.00
B                               0.00                 0.00        9,683,000.00            49,617.31                0.00
X                               0.00                 0.00                0.00         2,095,085.49                0.00
P                               0.00                 0.00              100.00           132,155.97                0.00
R                               0.00                 0.00                0.00                 0.00                0.00

Totals                 10,953,761.50                 0.00      952,510,338.50        16,188,186.45                0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.



                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  320,215,000.00       320,215,000.00               0.00      3,676,636.15             0.00           0.00
A2                   80,054,000.00        80,054,000.00               0.00        919,161.91             0.00           0.00
A3                  192,779,000.00       192,779,000.00               0.00      6,357,963.44             0.00           0.00
A4                  220,328,000.00       220,328,000.00               0.00              0.00             0.00           0.00
M1                   24,692,000.00        24,692,000.00               0.00              0.00             0.00           0.00
M2                    7,747,000.00         7,747,000.00               0.00              0.00             0.00           0.00
M3                   24,208,000.00        24,208,000.00               0.00              0.00             0.00           0.00
M4                   16,945,000.00        16,945,000.00               0.00              0.00             0.00           0.00
M5                   14,525,000.00        14,525,000.00               0.00              0.00             0.00           0.00
M6                   13,556,000.00        13,556,000.00               0.00              0.00             0.00           0.00
M7                    9,683,000.00         9,683,000.00               0.00              0.00             0.00           0.00
M8                    9,683,000.00         9,683,000.00               0.00              0.00             0.00           0.00
M9                    9,683,000.00         9,683,000.00               0.00              0.00             0.00           0.00
M10                   9,683,000.00         9,683,000.00               0.00              0.00             0.00           0.00
B                     9,683,000.00         9,683,000.00               0.00              0.00             0.00           0.00
X                             0.00                 0.00               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
R                             0.00                 0.00               0.00              0.00             0.00           0.00

Totals              963,464,100.00       963,464,100.00               0.00     10,953,761.50             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                    3,676,636.15       316,538,363.85       0.98851823        3,676,636.15
 A2                      919,161.91        79,134,838.09       0.98851823          919,161.91
 A3                    6,357,963.44       186,421,036.56       0.96701942        6,357,963.44
 A4                            0.00       220,328,000.00       1.00000000                0.00
 M1                            0.00        24,692,000.00       1.00000000                0.00
 M2                            0.00         7,747,000.00       1.00000000                0.00
 M3                            0.00        24,208,000.00       1.00000000                0.00
 M4                            0.00        16,945,000.00       1.00000000                0.00
 M5                            0.00        14,525,000.00       1.00000000                0.00
 M6                            0.00        13,556,000.00       1.00000000                0.00
 M7                            0.00         9,683,000.00       1.00000000                0.00
 M8                            0.00         9,683,000.00       1.00000000                0.00
 M9                            0.00         9,683,000.00       1.00000000                0.00
 M10                           0.00         9,683,000.00       1.00000000                0.00
 B                             0.00         9,683,000.00       1.00000000                0.00
 X                             0.00                 0.00       0.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00
 R                             0.00                 0.00       0.00000000                0.00

 Totals               10,953,761.50       952,510,338.50       0.98863086       10,953,761.50


                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      320,215,000.00      1000.00000000        0.00000000        11.48177365         0.00000000
A2                       80,054,000.00      1000.00000000        0.00000000        11.48177368         0.00000000
A3                      192,779,000.00      1000.00000000        0.00000000        32.98058108         0.00000000
A4                      220,328,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1                       24,692,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                        7,747,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       24,208,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       16,945,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       14,525,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       13,556,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        9,683,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                        9,683,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M9                        9,683,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M10                       9,683,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B                         9,683,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000
R                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All classes are per $1,000 denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        11.48177365       988.51822635        0.98851823        11.48177365
A2                      0.00000000        11.48177368       988.51822632        0.98851823        11.48177368
A3                      0.00000000        32.98058108       967.01941892        0.96701942        32.98058108
A4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M9                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M10                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  320,215,000.00         3.37000%     320,215,000.00         989,197.50              0.00               0.00
A2                   80,054,000.00         3.41000%      80,054,000.00         250,235.46              0.00               0.00
A3                  192,779,000.00         3.18000%     192,779,000.00         561,950.79              0.00               0.00
A4                  220,328,000.00         3.32000%     220,328,000.00         670,531.55              0.00               0.00
M1                   24,692,000.00         3.46000%      24,692,000.00          78,314.79              0.00               0.00
M2                    7,747,000.00         3.50000%       7,747,000.00          24,854.96              0.00               0.00
M3                   24,208,000.00         3.52000%      24,208,000.00          78,111.15              0.00               0.00
M4                   16,945,000.00         3.56000%      16,945,000.00          55,297.18              0.00               0.00
M5                   14,525,000.00         3.71000%      14,525,000.00          49,397.10              0.00               0.00
M6                   13,556,000.00         3.74000%      13,556,000.00          46,474.49              0.00               0.00
M7                    9,683,000.00         3.79000%       9,683,000.00          33,640.36              0.00               0.00
M8                    9,683,000.00         4.29000%       9,683,000.00          38,078.40              0.00               0.00
M9                    9,683,000.00         4.39000%       9,683,000.00          38,966.01              0.00               0.00
M10                   9,683,000.00         4.79000%       9,683,000.00          42,516.44              0.00               0.00
B                     9,683,000.00         5.59000%       9,683,000.00          49,617.31              0.00               0.00
X                             0.00         0.00000%     968,304,679.70               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R                             0.00         0.00000%               0.00               0.00              0.00               0.00

Totals              963,464,100.00                                           3,007,183.49              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00           989,197.50              0.00        316,538,363.85
A2                            0.00               0.00           250,235.46              0.00         79,134,838.09
A3                            0.00               0.00           561,950.79              0.00        186,421,036.56
A4                            0.00               0.00           670,531.55              0.00        220,328,000.00
M1                            0.00               0.00            78,314.79              0.00         24,692,000.00
M2                            0.00               0.00            24,854.96              0.00          7,747,000.00
M3                            0.00               0.00            78,111.15              0.00         24,208,000.00
M4                            0.00               0.00            55,297.18              0.00         16,945,000.00
M5                            0.00               0.00            49,397.10              0.00         14,525,000.00
M6                            0.00               0.00            46,474.49              0.00         13,556,000.00
M7                            0.00               0.00            33,640.36              0.00          9,683,000.00
M8                            0.00               0.00            38,078.40              0.00          9,683,000.00
M9                            0.00               0.00            38,966.01              0.00          9,683,000.00
M10                           0.00               0.00            42,516.44              0.00          9,683,000.00
B                             0.00               0.00            49,617.31              0.00          9,683,000.00
X                             0.00               0.00         2,095,085.49              0.00        957,351,018.20
P                             0.00               0.00           132,155.97              0.00                100.00
R                             0.00               0.00                 0.00              0.00                  0.00

Totals                        0.00               0.00         5,234,424.95              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    320,215,000.00         3.37000%      1000.00000000        3.08916665         0.00000000         0.00000000
A2                     80,054,000.00         3.41000%      1000.00000000        3.12583331         0.00000000         0.00000000
A3                    192,779,000.00         3.18000%      1000.00000000        2.91500003         0.00000000         0.00000000
A4                    220,328,000.00         3.32000%      1000.00000000        3.04333335         0.00000000         0.00000000
M1                     24,692,000.00         3.46000%      1000.00000000        3.17166653         0.00000000         0.00000000
M2                      7,747,000.00         3.50000%      1000.00000000        3.20833355         0.00000000         0.00000000
M3                     24,208,000.00         3.52000%      1000.00000000        3.22666680         0.00000000         0.00000000
M4                     16,945,000.00         3.56000%      1000.00000000        3.26333314         0.00000000         0.00000000
M5                     14,525,000.00         3.71000%      1000.00000000        3.40083305         0.00000000         0.00000000
M6                     13,556,000.00         3.74000%      1000.00000000        3.42833358         0.00000000         0.00000000
M7                      9,683,000.00         3.79000%      1000.00000000        3.47416710         0.00000000         0.00000000
M8                      9,683,000.00         4.29000%      1000.00000000        3.93250026         0.00000000         0.00000000
M9                      9,683,000.00         4.39000%      1000.00000000        4.02416710         0.00000000         0.00000000
M10                     9,683,000.00         4.79000%      1000.00000000        4.39083342         0.00000000         0.00000000
B                       9,683,000.00         5.59000%      1000.00000000        5.12416710         0.00000000         0.00000000
X                               0.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
R                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All classes are per $1,000 denomination




                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         3.08916665        0.00000000       988.51822635
A2                      0.00000000         0.00000000         3.12583331        0.00000000       988.51822632
A3                      0.00000000         0.00000000         2.91500003        0.00000000       967.01941892
A4                      0.00000000         0.00000000         3.04333335        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         3.17166653        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         3.20833355        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         3.22666680        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         3.26333314        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         3.40083305        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.42833358        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.47416710        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         3.93250026        0.00000000      1000.00000000
M9                      0.00000000         0.00000000         4.02416710        0.00000000      1000.00000000
M10                     0.00000000         0.00000000         4.39083342        0.00000000      1000.00000000
B                       0.00000000         0.00000000         5.12416710        0.00000000      1000.00000000
X                       0.00000000         0.00000000         2.16366350        0.00000000       988.68779452
P                       0.00000000         0.00000000   1321559.70000000        0.00000000      1000.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT

                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               16,591,646.71
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00
     Prepayment Penalties                                                                                      0.00

Total Deposits                                                                                        16,591,646.71

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              411,529.49
     Payment of Interest and Principal                                                                16,188,186.43


Total Withdrawals (Pool Distribution Amount)                                                          16,599,715.92

Ending Balance                                                                                                 0.00


                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                      403,460.28
Credit Risk Manager Fee                                                                                    8,069.21
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00

Net Servicing Fee                                                                                        411,529.49





                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance


Reserve Fund                                          1,000.00               0.00              0.00          1,000.00
Reserve Fund                                          1,000.00       2,095,085.49      2,095,085.49          1,000.00
Reserve Fund                                              0.00         132,155.97        132,155.97              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       0                       0
                                  0.00                   0.00                    0.00                    0.00

30 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

60 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.000000%               0.000000%
                                  0.000000%              0.000000%               0.000000%               0.000000%

30 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

60 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%




                                                  Delinquency Status By Groups

                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 Group I                 No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 Group II                No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 Group III               No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 Group IV                No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180+ Days               0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180+ Days               0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%







                                               OTHER INFORMATION


Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    Fixed & Mixed ARM
 Weighted Average Gross Coupon                                                     7.215141%
 Weighted Average Net Coupon                                                       6.715141%
 Weighted Average Pass-Through Rate                                                6.333356%
 Weighted Average Maturity(Stepdown Calculation)                                         359

 Beginning Scheduled Collateral Loan Count                                             5,357
 Number Of Loans Paid In Full                                                             45
 Ending Scheduled Collateral Loan Count                                                5,312

 Beginning Scheduled Collateral Balance                                       968,304,679.70
 Ending Scheduled Collateral Balance                                          957,350,918.20
 Ending Actual Collateral Balance at 31-May-2005                              957,343,128.04

 Monthly P&I Constant                                                           6,512,949.86
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00


 Scheduled Principal                                                              690,904.39
 Unscheduled Principal                                                         10,262,857.12



                             Miscellaneous Reporting
   Targeted Overcollateralization Amount                         4,840,679.70
   Overcollateralization Deficiency                                      0.00
   Current Overcollateralization Amount                          4,840,679.70
   Sequential Trigger Event                                                NO
   One Month LIBOR Rate                                             3.090000%
   SWAP payment - Incoming                                               0.00
   SWAP payment - Outgoing                                               0.00

                      Group Level Collateral Statement
Group                                                       Group I                       Group II                     Group III
Collateral Description                            Fixed 15/30 & ARM              Fixed 15/30 & ARM             Fixed 15/30 & ARM
Weighted Average Coupon Rate                               7.487622                       7.261639                      7.353868
Weighted Average Net Rate                                  6.987622                       6.761639                      6.853868
Weighted Average Maturity                                       359                            359                           359
Beginning Loan Count                                            881                          2,238                           626
Loans Paid In Full                                                5                             20                             1
Ending Loan Count                                               876                          2,218                           625
Beginning Scheduled Balance                           89,432,136.43                 387,078,613.56                 82,396,377.87
Ending Scheduled Balance                              89,125,443.81                 382,789,508.12                 82,264,715.23
Record Date                                              05/31/2005                     05/31/2005                    05/31/2005
Principal And Interest Constant                          654,132.17                   2,591,970.60                    590,696.16
Scheduled Principal                                       96,103.78                     249,616.36                     85,752.78
Unscheduled Principal                                    210,588.85                   4,039,489.08                     45,909.86
Scheduled Interest                                       558,028.39                   2,342,354.24                    504,943.38
Servicing Fees                                            37,263.39                     161,282.76                     34,331.82
Master Servicing Fees                                          0.00                           0.00                          0.00
Trustee Fee                                                    0.00                           0.00                          0.00
FRY Amount                                                     0.00                           0.00                          0.00
Special Hazard Fee                                             0.00                           0.00                          0.00
Other Fee                                                 23,862.61                     118,463.03                     21,183.80
Pool Insurance Fee                                             0.00                           0.00                          0.00
Spread 1                                                       0.00                           0.00                          0.00
Spread 2                                                       0.00                           0.00                          0.00
Spread 3                                                       0.00                           0.00                          0.00
Net Interest                                             496,902.39                   2,062,608.45                    449,427.76
Realized Loss Amount                                           0.00                           0.00                          0.00
Cumulative Realized Loss                                       0.00                           0.00                          0.00
Percentage of Cumulative Losses                              0.0000                         0.0000                        0.0000
Prepayment Penalties                                           0.00                           0.00                          0.00
Special Servicing Fee                                          0.00                           0.00                          0.00
Pass-Through Rate                                          6.667434                       6.394386                      6.545352

                      Group Level Collateral Statement
Group                                                      Group IV                          Total
Collateral Description                            Fixed 15/30 & ARM              Fixed & Mixed ARM
Weighted Average Coupon Rate                               7.083734                       7.215141
Weighted Average Net Rate                                  6.583734                       6.715141
Weighted Average Maturity                                       359                            359
Beginning Loan Count                                          1,612                          5,357
Loans Paid In Full                                               19                             45
Ending Loan Count                                             1,593                          5,312
Beginning Scheduled Balance                          409,397,551.84                 968,304,679.70
Ending scheduled Balance                             403,171,251.04                 957,350,918.20
Record Date                                              05/31/2005                     05/31/2005
Principal And Interest Constant                        2,676,150.93                   6,512,949.86
Scheduled Principal                                      259,431.47                     690,904.39
Unscheduled Principal                                  5,966,869.33                  10,262,857.12
Scheduled Interest                                     2,416,719.46                   5,822,045.47
Servicing Fees                                           170,582.31                     403,460.28
Master Servicing Fees                                          0.00                           0.00
Trustee Fee                                                    0.00                           0.00
FRY Amount                                                     0.00                           0.00
Special Hazard Fee                                             0.00                           0.00
Other Fee                                                144,560.18                     308,069.62
Pool Insurance Fee                                             0.00                           0.00
Spread 1                                                       0.00                           0.00
Spread 2                                                       0.00                           0.00
Spread 3                                                       0.00                           0.00
Net Interest                                           2,101,576.97                   5,110,515.57
Realized Loss Amount                                           0.00                           0.00
Cumulative Realized Loss                                       0.00                           0.00
Percentage of Cumulative Losses                              0.0000                         0.0000
Prepayment Penalties                                           0.00                           0.00
Special Servicing Fee                                          0.00                           0.00
Pass-Through Rate                                          6.160008                       6.333356

EX-99.2




RMG
Risk Management Group


                            Bankruptcy Report
Date: 7/6/2005 3:36:15 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr         Chapter          Current Value     Confirmation Date    Current UPB     Plan Paid to Date
Loan Number             Filing Date      Sr/Jr Lien Bal    Prepetition Due
Servicer Name                                              Date
Originator

1000757602              5/18/2005        $210,000.00                            $167,282.56
1000757602                               $0.00
New Century


1000757924              5/18/2005        $210,000.00                            $41,638.77
1000757924                               $0.00
New Century


1000823684              6/11/2005        $195,000.00                            $145,514.97
1000823684                               $0.00
New Century


1000829330              6/11/2005        $195,000.00                            $36,318.52
1000829330                               $0.00
New Century


1000889747              3/8/2005         $479,000.00                            $394,320.28
1000889747                               $0.00
New Century


1000939355              3/22/2005        $241,000.00                            $189,819.71
1000939355                               $0.00
New Century


1000956674              6/6/2005         $219,000.00                            $174,753.71
1000956674                               $0.00
New Century


1000976714              5/4/2005         $93,500.00                             $92,794.72
1000976714                               $0.00
New Century


1974161                 2/4/2005         $312,000.00                            $279,991.46
1974161                                  $0.00
New Century


2022550                3/30/2005         $171,500.00                            $128,509.50
2022550                                  $0.00
New Century


2028462                4/25/2005         $295,000.00                            $235,486.87
2028462                                  $0.00
New Century


2051455                5/10/2005         $115,000.00                            $91,843.75
2051455                                  $0.00
New Century


2055836                5/18/2005         $377,000.00                            $263,670.55
2055836                                  $0.00
New Century


                            Bankruptcy Report (cont.)
Date: 7/6/2005 3:36:15 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr          Post Petition Due End Date         Amount Last Paid  Last Payment Date
Loan Number              Date              Dismissal Date
Servicer Name
Originator

1000757602                                                                           5/13/2005
1000757602
New Century


1000757924                                                                           5/13/2005
1000757924
New Century


1000823684                                                                           6/6/2005
1000823684
New Century


1000829330                                                                           6/3/2005
1000829330
New Century


1000889747                                                                           6/6/2005
1000889747
New Century


1000939355                                                                           3/18/2005
1000939355
New Century


1000956674                                                                           6/13/2005
1000956674
New Century


1000976714                                                                           6/1/2005
1000976714
New Century


1974161                                                                              6/6/2005
1974161
New Century


2022550                                                                              6/15/2005
2022550
New Century


2028462                                                                              6/6/2005
2028462
New Century


2051455                                                                              6/8/2005
2051455
New Century


2055836                                                                              5/16/2005
2055836
New Century





RMG
Risk Management Group


Default Summary Dashboard (OTS)
Date: 7/6/2005 3:30:30 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2



Delinquencies
Per Servicer                        CURRENT                           30                      60
                             Count            UPB          Count            UPB    Count            UPB
Delinquent                   N/A                  N/A      0                $0.00  0                $0.00
Foreclosure                  0                    $0.00    0                $0.00  0                $0.00
Bankruptcy                   13     $2,241,945.37          0                $0.00  0                $0.00
REO                          N/A                  N/A      0                $0.00  0                $0.00
FB(Contractual)              0                    $0.00    0                $0.00  0                $0.00
Total                        13     $2,241,945.37          0                $0.00  0                $0.00
Trustee
Per Servicer                        CURRENT                           30                      60
                             Count            UPB          Count            UPB    Count            UPB
Delinquent
Foreclosure
Bankruptcy
REO
FB(Contractual)
Total
Trustee Report

Foreclosure Top 5 States
State                        Count                UPB      % of Total UPB          Average Days In Foreclosure




Default Summary Dashboard (OTS) (cont.)
Date: 7/6/2005 3:30:30 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Delinquencies
Per Servicer                                   90+                            Total
                                Count               UPB            Count             UPB
Delinquent                      0                         $0.00    0                 $0.00
Foreclosure                     0                         $0.00    0                 $0.00
Bankruptcy                      0                         $0.00    13         $2,241,945.37
REO                             0                         $0.00    0                 $0.00
FB(Contractual)                 0                         $0.00    0                 $0.00
Total                           0                         $0.00    13         $2,241,945.37
Trustee
Per Servicer                                   90+                            Total
                                Count               UPB            Count             UPB
Delinquent
Foreclosure
Bankruptcy
REO
FB(Contractual)
Total                                                              0                 $0.00
Trustee Report

Foreclosure Top 5 States
State                           State Average








RMG
Risk Management Group


Focus Report
Date: 7/6/2005 3:37:59 PM   Deal Number: SASCO 2005-NC2


Investor Ln Nbr      Lien                State         First Pmt       Valuation Method Orig. Value
Loan Number          Status              FICO(Date)    Next Contr Due  Valuation Date   Current Value
Servicer Name        Aging/Delinquency                 Dt.
Originator


No data to report at this time.



Investor Ln Nbr         Orig. Amount      OLTV         BPO Var. %       Boarding Date    Status History
Loan Number             Current Bal       LTV          Loan Type        Sr/Jr Lien Bal
Servicer Name
Originator


No data to report at this time.




RMG
Risk Management Group


                            Foreclosure Report
Date: 7/6/2005 3:37:00 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr      Lien                State          First Pmt      Valuation Method  Orig. Value
Loan Number          Position            FICO(Date)     Last Paid Dt.  Valuation Date    Current Value
Servicer Name        Aging/Delinquency
Originator


No data to report at this time.



Investor Ln Nbr        Orig. Amount      OLTV         BPO Var. %       Boarding Date    Status History
Loan Number            Current Bal       LTV          Loan Type        Sr/Jr Lien Bal
Servicer Name
Originator


No data to report at this time.




RMG
Risk Management Group


Lehman
SASCO 2005-NC2
5/30/2005


Client Name: Lehman
Security: SASCO 2005-NC2
Date of Report: 5/30/2005


Hightlight Summary
Non-Performing Loans: Delinquencies:
There are a total of 0 loans that are delinquent; of which 0 are delinquent for 90 days or more.

Foreclosures:
There are a total of 0 loans that are in foreclosure.

In reviewing the loans in foreclosure we have noted and are taking action on the following exceptions:

Loans in Foreclosure >= 60 days beyond state average: 0
Loans with Late FC Initiation (>= 100 days del): 0
Loans in FC with a BPO >= 180 days old: 0

Bankruptcies:
There are a total of 13 loans in bankruptcy.

In reviewing the loans in bankruptcy we have noted and are taking action on the following exceptions:

BKs with End/Dismissal Dates: 0
Chapter 7 BKs >= 150 days old: 0
Non-performing Chapter 11/13 BKs 0

Forbearances:
There are a total of 0 loans in forbearance.

In reviewing the loans in forbearance we have noted and are taking action on the following exceptions:

Non-performing FBs: 0

REOs
There are a total of 0 loans in REO.

In reviewing the loans in REO we have noted and are taking action on the following exceptions:

REO Eviction Initiation Exceptions: 0
REO Listing Timeline Exceptions: 0
REO in Inventory >= 200 days: 0


Paid Off Loans
There are a total of 51 loans which paid off during the month.
The servicer did not provide us with the amount last paid information for these loans. We have contacted the servicer requesting this information and will update the report when we receive their response.

In reviewing the loans that paid off during the month we have noted and are taken action on the following:

Missing Prepayment Premiums: 2
We have emailed the servicer requesting an explanation as to why these premiums were not collected.

Loans with Negative BPO variance:
There are a total of 0 loans with a total upb of $0.00 which have a negative BPO variance. RMG has contacted the servicer(s)
for loans with a negative variance >= to -40% requesting an explanation for the significant decline in the value of these properties. RMG will advise you if our investigation uncovers any declines due to a fraudulent appraisal.

First Payment Defaults:
There are a total of 0 loans with a total upb of $0.00 which appear to have defaulted on there first payment. RMG has contacted the servicer(s) to confirm that they are, in fact, first payment defaults and will advise you once we receive this confirmation.

RMG is actively monitoring this pool of loans against FNMA and industry guidelines and has developed a series of exception reports that will contain the loan level detail for any exceptions summarized above. As the servicer(s)
respond to our queries concerning these exceptions, their responses will be incorporated into our loan level reports for you to view. Additionally, RMG is working closely with the servicer(s) in ensuring that all defaults are being properly managed and expedited.

Insurance: Insurance Claims Pending:
There are a total of 0 claims pending with a total claim amount of $ 0.00 . Of the total claims pending, 0 claims are pending >=
90 days. RMG has sent an email to the servicer(s) requesting an explanation as to the delay in settling these claims.

Insurance Claims Settled:
There are a total of 0 claims that were paid this month totaling $00.00. Of the total paid claims, 0 were settled for less than the amount claimed. RMG has sent an email to the servicer(s) requesting an explanation for the curtailments in the claim amount.

Insurance Claims Rejected:
There are a total of 0 claims that were rejected. RMG has sent an email to the servicer(s) requesting an explanation for each reject.
Other: Forecasted Loss Report:
There are 0 loans appearing on this report with a total estimate loss for all loans amounting to $0.00. These loans are in either foreclosure or REO at the present time and will potentially result in a loss at the completion of the liquidation process.

Watchlist Report:
This report contains 0 loans which are currently delinquent but may result in a future loss if they are not managed back into a performing status.


Attachment: Not Available
* If you are asked to authenticate again, please enter username and password you were assigned to.




RMG
Risk Management Group


                            Insurance Claims Settled
Date: 7/6/2005 3:33:03 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr       Original UPB     Original Value  Original LTV    MI Cert. #       MI Cov. %
Loan Number           Current UPB      Current Value   Current LTV     MI Company       Cov. Type
Servicer Name
Originator


No data to report at this time.


Investor Ln Nbr             HZ Claim Dt     HZ Claim         HZ Claim Settled  HZ Amt Paid    Claim Close
Loan Number                 MI Claim Dt     Amount           MI Claim Settled  MI Amt Paid    Method
Servicer Name                            MI Claim Amount
Originator


No data to report at this time.




RMG
Risk Management Group


                            Insurance Pending Claims
Date: 7/6/2005 3:33:52 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr            Original UPB            Original Value         Original LTV          MI Cert. #
Loan Number                Current UPB             Current Value          Current LTV           MI Company
Servicer Name
Originator


No data to report at this time.


Investor Ln Nbr                        MI Cov. %            HZ Claim Dt          HZ Claim Amount
Loan Number                            Cov. Type            MI Claim Dt          MI Claim Amount
Servicer Name
Originator


No data to report at this time.





RMG
Risk Management Group

                            Loan Prepayment Summary
Date: 7/6/2005 4:25:51 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr              Date of Prepayment               APF Flag (Y/N)       Prepayment Premium Due    Prepayment Premium
Loan Number                                                                                                  Received on APF Loan
Servicer Name
Originator

1000349402                   5/27/2005                        Y                                              $1,657.77
1000349402
New Century

1000501736                   5/30/2005                        N                                                  $0.00
1000501736
New Century

1000540356                   5/5/2005                         Y                                              $6,737.90
1000540356
New Century

1000569584                   5/27/2005                        N                                                  $0.00
1000569584
New Century

1000596331                   5/10/2005                        N                                                  $0.00
1000596331
New Century

1000731907                   5/12/2005                        N                                                  $0.00
1000731907
New Century

1000740023                   5/2/2005                         Y                                              $2,734.25
1000740023
New Century

1000745858                   5/5/2005                         N                                                  $0.00
1000745858
New Century

1000749051                   5/23/2005                        Y                                                $797.88
1000749051
New Century

1000753946                   5/4/2005                         N                                                  $0.00
1000753946
New Century

1000755588                   5/27/2005                        Y                                              $8,455.17
1000755588
New Century

1000756097                   5/2/2005                         N                                                  $0.00
1000756097
New Century

1000774040                   5/5/2005                         Y                                              $9,975.00
1000774040
New Century

1000775520                   5/25/2005                        Y                                              $9,430.23
1000775520
New Century

1000781327                   5/18/2005                        Y                                              $1,748.61
1000781327
New Century

1000791502                   5/4/2005                         N                                                  $0.00
1000791502
New Century

1000807817                   5/5/2005                         N                                                  $0.00
1000807817
New Century

1000812446                   5/19/2005                        Y                                             $11,815.20
1000812446
New Century

1000815461                   5/28/2005                        Y                                              $5,181.40
1000815461
New Century

1000823862                   5/19/2005                        N                                                  $0.00
1000823862
New Century

1000838384                   5/30/2005                        Y                                              $5,338.59
1000838384
New Century

1000841361                   5/16/2005                        N                                                  $0.00
1000841361
New Century

1000850332                   5/17/2005                        Y                                              $4,615.20
1000850332
New Century

1000868261                   5/23/2005                        Y                                             $11,682.72
1000868261
New Century

1000872381                   5/23/2005                        N                                                  $0.00
1000872381
New Century

1000886991                   5/30/2005                        N                                                  $0.00
1000886991
New Century

1000894358                   5/25/2005                        Y                                              $6,023.45
1000894358
New Century

1000896267                   5/11/2005                        Y                                              $3,596.27
1000896267
New Century

1000909182                   5/4/2005                         N                                                 $0.00
1000909182
New Century

1000912187                   5/12/2005                        Y                                                $499.75
1000912187
New Century

1000915834                   5/23/2005                        Y                                             $14,620.55
1000915834
New Century

1000918788                   5/9/2005                         N                                                  $0.00
1000918788
New Century

1000926813                   5/30/2005                        Y                                                  $0.00
1000926813
New Century

1000946926                   5/25/2005                        Y                                                $748.63
1000946926
New Century

1000955489                   5/24/2005                        N                                                  $0.00
1000955489
New Century

1000968929                   5/5/2005                         Y                                              $4,299.53
1000968929
New Century

1000971513                   5/24/2005                        N                                                  $0.00
1000971513
New Century

1000973316                   5/6/2005                         N                                                  $0.00
1000973316
New Century

1000975555                   5/11/2005                        Y                                              $1,210.69
1000975555
New Century

1000977152                   5/30/2005                        N                                                  $0.00
1000977152
New Century


1000982477                   5/30/2005                        N                                                  $0.00
1000982477
New Century

1000993535                   5/26/2005                        Y                                              $5,322.56
1000993535
New Century

1965091                      5/3/2005                         N                                                  $0.00
1965091
New Century

1980442                      5/3/2005                         N                                                  $0.00
1980442
New Century

2027143                      5/30/2005                        N                                                  $0.00
2027143
New Century

2037043                      5/12/2005                        Y                                                  $0.00
2037043
New Century

2041204                      5/28/2005                        N                                                  $0.00
2041204
New Century

2044522                      5/11/2005                        Y                                              $4,474.49
2044522
New Century

2048376                      5/19/2005                        N                                                  $0.00
2048376
New Century

2048775                      5/10/2005                        Y                                              $6,668.48
2048775
New Century

2051047                      5/20/2005                        Y                                              $4,521.65
2051047
New Century


                            Loan Prepayment Summary (cont.)
Date: 7/6/2005 4:25:51 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr                  Prepayment Amount           Total Prepayment
Loan Number
Servicer Name
Originator


1000349402                                  $0.00                   $1,657.77
1000349402
New Century

Summary:
7/6/2005 4:17:35 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000501736                                  $0.00                       $0.00
1000501736
New Century

Summary:
7/6/2005 4:18:32 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000540356                                  $0.00                   $6,737.90
1000540356
New Century

Summary:
7/6/2005 4:19:03 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000569584                                  $0.00                      $0.00
1000569584
New Century

Summary:
7/6/2005 4:18:40 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000596331                                  $0.00                      $0.00
1000596331
New Century

Summary:
7/6/2005 4:18:46 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000731907                                  $0.00                      $0.00
1000731907
New Century

Summary:
7/6/2005 4:19:12 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000740023                                  $0.00                   $2,734.25
1000740023
New Century

Summary:
7/6/2005 4:19:18 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000745858                                  $0.00                      $0.00
1000745858
New Century

Summary:
7/6/2005 4:19:24 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000749051                                  $0.00                     $797.88
1000749051
New Century

Summary:
7/6/2005 4:19:32 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000753946                                  $0.00                      $0.00
1000753946
New Century

Summary:
7/6/2005 4:19:46 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000755588                                  $0.00                   $8,455.17
1000755588
New Century

Summary:
7/6/2005 4:19:56 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000756097                                  $0.00                      $0.00
1000756097
New Century

Summary:
7/6/2005 4:20:09 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000774040                                  $0.00                   $9,975.00
1000774040
New Century

Summary:
7/6/2005 4:20:16 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000775520                                  $0.00                   $9,430.23
1000775520
New Century

Summary:
7/6/2005 4:20:26 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000781327                                  $0.00                   $1,748.61
1000781327
New Century

Summary:
7/6/2005 4:20:36 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000791502                                  $0.00                      $0.00
1000791502
New Century

Summary:
7/6/2005 4:20:42 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000807817                                  $0.00                      $0.00
1000807817
New Century

1000812446                                  $0.00                  $11,815.20
1000812446
New Century

Summary:
7/6/2005 4:21:05 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000815461                                  $0.00                   $5,181.40
1000815461
New Century

Summary:
7/6/2005 4:21:14 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000823862                                   $0.00                      $0.00
1000823862
New Century

Summary:
7/6/2005 4:21:21 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000838384                                  $0.00                   $5,338.59
1000838384
New Century

Summary:
7/6/2005 4:21:37 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000841361                                  $0.00                      $0.00
1000841361
New Century

Summary:
7/6/2005 4:21:43 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000850332                                  $0.00                   $4,615.20
1000850332
New Century

Summary:
7/6/2005 4:21:49 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000868261                                  $0.00                  $11,682.72
1000868261
New Century

Summary:
7/6/2005 4:21:57 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000872381                                  $0.00                      $0.00
1000872381
New Century

Summary:
7/6/2005 4:22:04 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000886991                                  $0.00                      $0.00
1000886991
New Century

Summary:
7/6/2005 4:22:12 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000894358                                  $0.00                   $6,023.45
1000894358
New Century

Summary:
7/6/2005 4:22:17 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000896267                                  $0.00                   $3,596.27
1000896267
New Century

Summary:
7/6/2005 4:22:24 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000909182                                  $0.00                      $0.00
1000909182
New Century

Summary:
7/6/2005 4:22:35 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000912187                                  $0.00                     $499.75
1000912187
New Century

Summary:
7/6/2005 4:22:44 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000915834                                  $0.00                  $14,620.55
1000915834
New Century

Summary:
7/6/2005 4:22:58 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000918788                                  $0.00                      $0.00
1000918788
New Century

Summary:
7/6/2005 4:23:04 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000926813                                  $0.00                      $0.00
1000926813
New Century

Summary:
7/6/2005 4:23:10 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000946926                                  $0.00                    $748.63
1000946926
New Century

Summary:
7/6/2005 4:23:15 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000955489                                  $0.00                      $0.00
1000955489
New Century

Summary:
7/6/2005 4:23:21 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000968929                                  $0.00                   $4,299.53
1000968929
New Century

Summary:
7/6/2005 4:23:29 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000971513                                  $0.00                      $0.00
1000971513
New Century

Summary:
7/6/2005 4:23:37 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000973316                                  $0.00                     $0.00
1000973316
New Century

Summary:
7/6/2005 4:23:43 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000975555                                  $0.00                   $1,210.69
1000975555
New Century

Summary:
7/6/2005 4:23:50 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000977152                                  $0.00                      $0.00
1000977152
New Century

Summary:
7/6/2005 4:23:55 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000982477                                  $0.00                     $0.00
1000982477
New Century

Summary:
7/6/2005 4:24:10 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1000993535                                  $0.00                   $5,322.56
1000993535
New Century

Summary:
7/6/2005 4:24:15 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1965091                                     $0.00                     $0.00
1965091
New Century

Summary:
7/6/2005 4:24:21 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

1980442                                     $0.00                      $0.00
1980442
New Century

Summary:
7/6/2005 4:24:25 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

2027143                                     $0.00                      $0.00
2027143
New Century

Summary:
7/6/2005 4:24:31 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

2037043                                     $0.00                      $0.00
2037043
New Century

Summary:
7/6/2005 4:24:40 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

2041204                                     $0.00                      $0.00
2041204
New Century

Summary:
7/6/2005 4:24:47 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

2044522                                     $0.00                   $4,474.49
2044522
New Century

Summary:
7/6/2005 4:25:04 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.
7/6/2005 4:24:53 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

2048376                                     $0.00                      $0.00
2048376
New Century

Summary:
7/6/2005 4:25:14 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

2048775                                     $0.00                   $6,668.48
2048775
New Century

Summary:
7/6/2005 4:25:19 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.

2051047                                     $0.00                   $4,521.65
2051047
New Century

Summary:
7/6/2005 4:25:42 PM         CHARLIE       The servicer failed to supply us with the UPB at the time of payoff. We have contacted them and they are currently pulling that information. We will update this report once it is received.





RMG
Risk Management Group

Loan Statistics Dashboard (OTS)
Date: 7/6/2005 3:57:29 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Summary
Description              Count           UPB               % of Total UPB
Current                  5299            $955,015,359.41   99.76%
Delinq                   13              $2,241,945.37     0.23%
Total                    5312            $957,257,304.78


Average UPB              $180,206.57                       WAM(Months)       353
WACLTV                   71.34%                            WAC               7.21%
Del Trigger              Target                            Actual            n/a
Loan with Pre.           4139            $754,439,789.32   78.81%
Penalties
Loss Severity                            Pymt Velocity
Rate Type Stratification
Description                              Count             UPB               % of Total UPB
ARM                                      3811              $785,905,983.89   82.09%
Fixed Rate                               1501              $171,351,320.89   17.90%
Top 5 States
State                                    Count             UPB               % of Total UPB
CA                                       1333              $361,481,726.84   37.76%
FL                                       624               $90,512,095.72    9.45%
TX                                       372               $36,541,315.05    3.81%
AZ                                       201               $26,216,066.32    2.73%
NY                                       181               $49,123,382.59    5.13%
LTV Stratification
Range                                    Count             UPB               % of Total UPB
< 65%                                    1145              $125,440,806.52   13.10%
65% - < 75%                              823               $156,110,420.39   16.30%
75% - < 85%                              2222              $441,584,681.84   46.13%
85% - < 95%                              1069              $225,984,069.29   23.60%
95% - < 100%                             52                $8,107,490.94     0.84%
> 100%                                   1                 $29,835.80        0.00%


FICO Stratification
Range                                      Count           UPB              % of Total UPB
N/A                                        0               $0.00            0.00%
300 - < 400                                0               $0.00            0.00%
400 - < 500                                0               $0.00            0.00%
500 - < 600                                2202            $373,996,330.19  39.06%
600 - < 700                                2683            $497,759,652.55  51.99%
700 - < 850                                427             $85,501,322.04   8.93%
UPB Stratification
Range                                      Count           UPB              % of Total UPB
0 - < $25K                                 130             $2,913,416.84    0.30%
$25K - < $75K                              851             $44,445,150.05   4.64%
$75K - < $150K                             1773            $196,199,571.40  20.49%
$150K - < $200K                            728             $126,552,504.50  13.22%
> $200K                                    1830            $587,146,661.99  61.33%
Interest Rate Stratification
Range                                      Count           UPB              % of Total UPB
0% - < 5%                                  17              $4,797,472.69    0.50%
5% - < 10%                                 4835            $925,100,988.98  96.64%
10% - < 15%                                460             $27,358,843.11   2.85%
Lien Position Stratification
Position                                   Count           UPB              % of Total UPB
1                                          4745            $932,544,279.79  97.41%
2                                          567             $24,713,024.99   2.58%
Variable Rate Loans by Index
Index                                      Count           UPB              % of Total UPB
6 Mo. LIBOR                                3811            $785,905,983.89  82.09%
Losses
Prior Losses                                               $0.00
Current Month                       L      $0.00           G                $0.00
Total Losses                                               $0.00
Cum. Loss Trig                                             Target           Actual n/a %





RMG
Risk Management Group


Red Flag Dashboard (OTS)
Date: 7/6/2005 3:32:04 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2

Loans Delinquent>= 90 Days (w/ BK, FC, FB)
Count                                            UPB
0

In Foreclosure >= 180 Days
Count                                            UPB
0

In Bankruptcy >= 60 Days
Count                                            UPB
4                                                $992,640.95

REO >= 180 Days
Count                                            UPB
0

Loans with LTV >= 85% and Delinquent >= 60 Days(Excluded
BK, FC, FB, REO)
Count                                            UPB
0

Loans with UPB <= $50K and Delinquent >= 30
Days(Excluded BK, FC, FB, REO)
Count                                            UPB
0

Loans in Foreclosure >= 60 Days beyond state average
Count                                            UPB
0


MI Claims open >= 60 Days
Number of Loans             Total Claim Amount         Avg. Claim             Avg. Aging
0

REO Not on Market and in Inventory >= 60 Days
Number of Loans             Total UPB                  Avg. Days in Inventory
0

REO on Market and in Inventory >= 60 Days
Number of Loans             Total UPB                  Avg. Days in Inventory
0

REO Prop in Eviction >= 60 Days
Number of Loans             Total UPB                  Avg. Days in Eviction
0

BPO Reconciliation
Variance                    Number of Loans            Total UPB
10 - 15%                    0                          $0.00
15 - 20%                    0                          $0.00
20 - 25%                    0                          $0.00
25 - 30%                    0                          $0.00
> 30%                       1                          $29,835.80




RMG
Risk Management Group


                            REO Report
Date: 7/6/2005 3:40:17 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln          Tfr Dt       Days in        CV         Val Dt         Eviction     Evict Start Dt
Nbr                  Listed Dt    Inventory      UPB        Val Meth       Required     Evict Cmp Dt
Loan Number                       State
Servicer Name
Originator


No data to report at this time.


Investor Ln           Days in      Insurance     EXPENSES      List Price   Contract Date Closing Date
Nbr                   Eviction     In Place      Actual        Sales Price
Loan Number           State Avg    BPO Var. %    Projected
Servicer Name
Originator


No data to report at this time.




RMG
Risk Management Group


                            Watch List Report
Date: 7/6/2005 3:34:54 PM   Deal Number: SASCO        Report As of: 5/30/2005
                            2005-NC2


Investor Ln Nbr      Lien                State          First Pmt      Valuation Method  Orig. Value
Loan Number          Position            FICO(Date)     Last Paid Dt.  Valuation Date    Current Value
Servicer Name        Aging/Delinquency
Originator


No data to report at this time.


Investor Ln Nbr       Orig. Amount      OLTV         BPO Var. %       Boarding Date    Status History
Loan Number           Current Bal       LTV          Loan Type        Sr/Jr Lien Bal
Servicer Name
Originator


No data to report at this time.
